UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2022

LHC GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33989	71-0918189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 Hugh Wallis Road South, Lafayette, LA 70508
(Address of Principal Executive Offices) (Zip Code)

(337) 233-1307
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LHCG	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 8.01 Other Events.

As previously disclosed, on March 28, 2022, LHC Group Inc. (the “Company” or “LHC”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with UnitedHealth Group Incorporated (“UnitedHealth Group”), pursuant to which UnitedHealth Group will acquire the Company (the “Merger”).

The obligation of the parties to consummate the Merger is subject to, among other things, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), applicable to the Merger. As previously disclosed, on April 7, 2022, each of the Company and UnitedHealth Group filed its respective notification and report form with the U.S. Department of Justice (the “DOJ”) and the U.S. Federal Trade Commission (the “FTC” and, together with the DOJ, the “Agencies”) under the HSR Act. As part of the parties’ continuing cooperation with the Agencies and in order to provide the Agencies with additional time for review, on May 5, 2022, UnitedHealth Group, in consultation with the Company, voluntarily withdrew its premerger notification and report form effective as of May 9, 2022 and then refiled the premerger notification and report form on May 11, 2022.

On June 10, 2022, the Company and UnitedHealth Group each received a request for additional information and documentary materials (collectively, the “Second Request”) from the FTC in connection with the FTC’s review of the Merger. The effect of the Second Request is to extend the waiting period imposed under the HSR Act until the 30th day after substantial compliance by the Company and UnitedHealth Group with the Second Request, unless the waiting period is terminated earlier by the FTC or extended by the parties to the Merger. The parties have been working cooperatively with the FTC and will continue to do so.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Merger and the financial condition, results of operations and businesses of LHC. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. LHC cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to the timing of the Merger, the satisfaction of the closing conditions to the Merger, including required regulatory and stockholder approvals, and LHC’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to LHC, are necessarily estimates reflecting the judgment of LHC’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”

Factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between LHC and UnitedHealth Group; the inability to complete the Merger due to the failure to obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger; risks related to shareholder lawsuits filed in connection with the Merger; risks related to disruption of management’s attention from LHC’s ongoing business operations due to the Merger and the significant costs that LHC will and has incurred in connection with the Merger; the effect of the announcement of the Merger on LHC’s relationships with its customers, payors and joint venture partners, and on its operating results and business generally; the risk that the Merger will not be consummated in a timely manner; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; natural disasters and adverse weather, acts of terrorism, an outbreak of hostilities or other international or domestic calamities, including the recent war in Ukraine and any escalation thereof, cyber terrorism or cyber attacks, epidemics and pandemics, and other matters beyond LHC’s control; LHC’s ability to retain or renew existing customers and attract new customers; LHC’s business strategies and its ability to grow its business; LHC’s participation in the Medicare and Medicaid programs; the reimbursement levels of Medicare and other third-party payors, including changes in reimbursement resulting from regulatory changes; the prompt receipt of payments from Medicare and other third-party payors; LHC’s future sources of and needs for liquidity and capital resources; the effect of any regulatory changes or anticipated regulatory changes; the effect of any changes in market rates on LHC’s operations and cash flows; LHC’s ability to obtain financing; LHC’s ability to make payments as they become due; the outcomes of various routine and non-routine governmental reviews, audits, and investigations; LHC’s expansion strategy, the successful integration of recent acquisitions and, if necessary, the ability to relocate or restructure its current facilities; the value of our proprietary technology; the impact of legal proceedings; LHC’s insurance coverage; LHC’s competitors and its competitive advantages;

LHC’s ability to attract and retain valuable employees; the price of LHC’s common stock; LHC’s compliance with environmental, health and safety laws and regulations; LHC’s compliance with health care laws and regulations; the impact of federal and state government regulation on LHC’s business; and the impact of changes in or future interpretations of fraud, anti-kickback or other laws. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in LHC’s most recent Annual Report on Form 10-K filed with the SEC on February 24, 2022.

LHC’s forward-looking statements speak only as of the date of this communication or as of the date they are made. LHC disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of LHC by UnitedHealth Group Incorporated. In connection with the Merger, LHC has filed with the SEC and furnished to LHC’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement and any other documents filed or to be filed with the SEC in connection with the Merger or incorporated by reference in the proxy statement because they will contain important information about the Merger.

Investors can obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and LHC’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through LHC’s website at http://investor.lhcgroup.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of LHC may be deemed “participants” in the solicitation of proxies from stockholders of LHC in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of LHC in connection with the Merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and filed on February 24, 2022, as amended by that certain Form 10-K/A filed on April 27, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LHC GROUP, INC.

Date: June 10, 2022	By:	/s/ Joshua L. Proffitt
		Name:	Joshua L. Proffitt
		Title:	President and Chief Operating Officer